GUARANTEED NOTE

Loan #886400573
Note #1
$9,000,000

September 20, 2021

FOR VALUE RECEIVED, **NIXON PRODUCT STORAGE, LLC**, a Delaware limited liability company ("**Borrower**"), hereby promises to pay to the order of **GREATER NEVADA CREDIT UNION**, a Nevada domestic non-profit cooperative corporation (the "Lender"), at its offices at 451 Eagle Station Lane, Carson City, Nevada 89701, or such other place as Lender shall designate in writing from time to time, the principal sum of **NINE MILLION and No/100 DOLLARS ($9,000,000.00)** (the "**Loan**"), or so much thereof as shall be advanced, pursuant to the Loan Agreement of even date herewith between Borrower and Lender (the "**Loan Agreement**"), in United States Dollars, together with interest thereon as hereinafter provided. The Loan Agreement is hereby incorporated herein by reference. This is one of the "Notes" (hereinafter, the "**Guaranteed Note**") referred to in the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings as defined in the Loan Agreement.

1. **INTEREST**.

1.1 Rate. Interest shall accrue at a fixed rate equal to five and three-quarter's percent (5.75%). The interest rate shall remain fixed through the Maturity Date (as defined below).

1.2 Principal and Interest Payments. Interest on the Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest only payments will be due and payable on the 20th day of each month, or the next succeeding Business Day if such day is not a Business Day (each a "Payment Date"), commencing on October 20, 2021, for the first thirty-six (36) months. Thereafter, commencing on October 20, 2024 and continuing to and including the Maturity Date, Borrower shall pay principal and interest on each Payment Date based on the fixed interest rate and level of amortization of the principal to the Maturity Date. Monthly Loan payments shall not be permitted in advance of any Payment Date.

1.3 Maturity Date. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder shall be due and payable on October 20, 2031 (the "Maturity Date").

2. **APPLICATION OF PAYMENTS**. Except as otherwise specified herein, each payment or prepayment, if any, made under this Guaranteed Note shall be applied to accrued interest, principal, late charges, unpaid collections costs, escrows (if any), and any other fees, costs and expenses which Borrower is obligated to pay under this Guaranteed Note, in such order as Lender may elect from time to time in its sole discretion.

3. **TENDER OF PAYMENT**. All payments on this Guaranteed Note shall be made in immediately available lawful money of the United States at Lender's address stated above or by direct charge to the demand deposit account with Lender designated in writing by Borrower. All

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sums payable to Lender which are due on a day on which Lender is not open for business shall be paid on the next succeeding Business Day and such extended time shall be included in the computation of interest.

4. **LATE CHARGE**. In the event that any installment of principal or interest required to be made by Borrower under this Guaranteed Note shall not be received by Lender within fifteen (15) days after its due date, Borrower shall pay to Lender, on demand, a late charge of five percent (5%) of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Borrower's failure to make timely payment of any amount due hereunder.

5. **PREPAYMENT**. The principal amount of this Guaranteed Note may be prepaid in whole or in part at any time, and from time to time. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. In the event of prepayment, in whole or in part, a prepayment penalty shall be assessed as follows:

a) If the prepayment occurs on or before the third anniversary date of the Loan, the prepayment penalty will equal three percent (3%) of the principal amount prepaid; and
b) A prepayment penalty shall not apply if the prepayment occurs after the third anniversary date of the Loan.

6. **SECURITY FOR THE GUARANTEED NOTE**. This Guaranteed Note is executed and delivered in accordance with a commercial transaction described in the Loan Agreement, the Deed of Trust, and the Security Agreement. As security for the payment of the monies owing under this Guaranteed Note, Borrower has pledged to Lender and granted a security interest in all Collateral as described in the Loan Agreement.

7. **INDEMNIFICATION**.

7.1 Borrower hereby indemnifies and agrees to defend and hold harmless Lender, its officers, employees and agents, from and against any and all losses, damages, or liabilities and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, arising out of, or in any way connected with the Loan Documents or the transactions contemplated therein (except to the extent determined by a final judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of any of the indemnified parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Lender in connection with the Business or Real Property; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Lender in connection with any environmental inspection, monitoring, sampling or cleanup of the Real Property required or mandated by any applicable Environmental Law; (iii) claims by any tenant or any other party arising under or in connection with any lease of all or any portion of the Real Property; (iv) any untrue statement of a material fact contained in information submitted to Lender by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (v) the failure of

Borrower to perform any obligations herein required to be performed by Borrower; and (vi) the ownership, construction, occupancy, operation, use or maintenance of the Real Property.

7.2 In case any action shall be brought against Lender, its officers, employees or agents, in respect to which indemnity may be sought against Borrower, Lender or such other party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Lender, the payment of all costs and expenses and the right to negotiate and consent to settlement. Lender shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof. Borrower shall not be liable for any settlement of any such action effected without its consent (unless Borrower fails to defend such claim), but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and hold harmless Lender from and against any loss or liability by reason of such settlement or judgment.

8. **EVENTS OF DEFAULT**. Each of the following, shall constitute an event of default hereunder (an "Event of Default"): (a) the failure of Borrower to pay any amount of principal or interest hereunder after the lapse of any applicable grace period; or (b) the occurrence of any other default in any term, covenant or condition hereunder after the lapse of any applicable notice and cure period as provided in the Loan Agreement, or (c) any Event of Default under the Loan Agreement or under any other Loan Document, or (d) an event of default on any other loan facility from Lender for the benefit of Borrower.

9. **REMEDIES**. If an Event of Default exists, Lender may exercise any right, power or remedy permitted by law or as set forth herein or in the Loan Agreement or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Security Agreement or any other Loan Document, to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

10. **MISCELLANEOUS**.

10.1 Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower to any regulatory body or agency having jurisdiction over Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower.

10.2 USDA Guarantee. The United States Department of Agriculture has issued its Loan Note Guarantee Form RD 4279-5 (the "USDA Guarantee") which guarantees the outstanding principal of this Guaranteed Note subject to the terms and conditions of said USDA Guarantee. Reference is made to the USDA Guarantee for the terms and conditions applicable to the Lender and any holder of all or any portion of this Guaranteed Note, which is retained by the Lender.

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10.3 Attorneys' Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranteed Note, or for examination of matters subject to Lender's approval under the Loan Documents, all costs of suit and all reasonable attorneys' fees and such other reasonable expenses so incurred by Lender shall be paid by Borrower, on demand, and shall be deemed part of the obligations evidenced hereby. Notwithstanding the above, whenever the term "reasonable attorneys' fees" is used herein or in any other Loan Documents, it shall mean attorneys' fees and expenses actually incurred by Lender at its counsels' standard hourly rates, notwithstanding any statutory presumption to the contrary.

10.4 No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Guaranteed Note, the acceptance by Lender of any payments by or on behalf of Borrower on account of the indebtedness evidenced by this Guaranteed Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Guaranteed Note absent an express written agreement duly executed by Lender and Borrower.

10.5 Waiver. To the fullest extent permitted by applicable law, Borrower, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Guaranteed Note. Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Guaranteed Note, and to the release of any collateral, with or without substitution. Borrower agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting Borrower's liability hereunder. The liability of Borrower shall not be affected by the failure of Lender to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of Borrower shall be absolute and unconditional and without regard to the liability of any other party hereto.

10.6 No Usurious Amounts. Anything herein contained to the contrary notwithstanding, Borrower does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Guaranteed Note, Borrower is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Guaranteed Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance. Borrower agrees that in determining whether any interest payable under this Guaranteed Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee or premium rather than interest.

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10.7 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranteed Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

10.8 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranteed Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Guaranteed Note cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Lender.

10.9 Modifications. This Guaranteed Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

10.10 Sales or Participations. Lender may from time to time sell or assign, in whole or in part, or grant participations in, the Loan, this Guaranteed Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to Borrower, in each case as fully as though Borrower were directly indebted to such holder. Lender may in its discretion give notice to Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender's or such holder's rights hereunder.

10.11 Jurisdiction. Borrower agrees that the federal and state courts sitting in and for the State of Nevada shall have jurisdiction with respect to the subject matter hereof and the person of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

10.12 Notices. All notices and communications under this Guaranteed Note shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in the Loan Agreement. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

10.13 Governing Law. This Guaranteed Note shall be governed by and construed in accordance with the substantive laws of the State of Nevada, without reference to conflict of laws principles.

10.14 Joint and Several Liability. For all purposes of this Guaranteed Note, the liability of each of the signatories hereto (if more than one) shall be joint and several.

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10.15 Continuing Enforcement. If, after receipt of any payment of all or any part of this Guaranteed Note, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranteed Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to, the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Guaranteed Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Guaranteed Note or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

10.16 Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS GUARANTEED NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTEED NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTEED NOTE.

10.17 Execution in Counterparts. This Guaranteed Note may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of the Guaranteed Note, it shall not be necessary to produce or account for more than one such counterpart.

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SIGNATURE PAGE TO GUARANTEED NOTE

IN WITNESS WHEREOF, Borrower, intending to be legally bound, has duly executed and delivered this Guaranteed Note as of the day and year first above written.

BORROWER:

Nixon Product Storage, LLC,
a Delaware limited liability company

By: ______________________
Name: Jonathan Carroll
Title: President

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NPCHLT1:1982867.2